COOPERS
& LYBRAND              LOGO



                                                 May 28, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read the statements made by SLM International, Inc., which we understand was filed with the Commission, on Form 8-KA, on May 28, 1997. We agree with the statements concerning our Firm in such Form 8-KA.


                                               Very truly yours,

                                               /s/ COOPERS & LYBRAND LLP
                                               ---------------------------------
                                                   Coopers & Lybrand LLP